UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a–101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Consent Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PUMA BIOTECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

FREDRIC N. ESHELMAN, PHARM.D.

JAMES M. DALY

SETH A. RUDNICK, M.D.

KENNETH B. LEE, JR.

(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dr. Fredric N. Eshelman, James M. Daly, Seth A. Rudnick, and Kenneth B. Lee, Jr. (collectively, the “Participants”), filed a definitive consent statement and accompanying form of consent card with the Securities and Exchange Commission to be used in the solicitation of written consents from the stockholders of Puma Biotechnology, Inc. (the “Company”) to increase the size of the Company’s board of directors from five to nine members and elect four new directors.

On November 30, 2015, the Participants made a presentation to Institutional Shareholder Services Inc. A copy of the slides used in that presentation is provided below.

PUMA BIOTECHNOLOGY, INC. CONSENT SOLICITATION Information for Investors November 2015

Certain Disclosures
DR. FREDRIC N. ESHELMAN (“DR. ESHELMAN”) DOES NOT ASSUME RESPONSIBILITY FOR INVESTMENT DECISIONS. THIS PRESENTATION DOES NOT RECOMMEND THE
PURCHASE
OR
SALE
OF
ANY
SECURITY.
UNDER
NO
CIRCUMSTANCES
IS
THIS
PRESENTATION
TO
BE
USED
OR
CONSIDERED
AS
AN
OFFER
TO
SELL
OR
A
SOLICITATION
OF AN
OFFER TO BUY ANY SECURITY.  IT IS POSSIBLE THAT THERE WILL BE DEVELOPMENTS IN THE FUTURE THAT CAUSE ONE OR MORE OF THE PARTICIPANTS FROM TIME TO TIME TO
SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE “INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR
PRIVATELY NEGOTIATED TRANSACTIONS OR OTHERWISE) OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES.
DR.
ESHELMAN
RESERVES
THE
RIGHT
TO
CHANGE
ANY
OF
HIS
OPINIONS
EXPRESSED
HEREIN
AT
ANY
TIME
AS
HE
DEEMS
APPROPRIATE.
DR.
ESHELMAN
DISCLAIMS
ANY
OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. CERTAIN DATA AND INFORMATION USED IN THE ACCOMPANYING ANALYSES CONTAINED HEREIN HAS
BEEN OBTAINED FROM SOURCES THAT DR. ESHELMAN BELIEVES TO BE RELIABLE, IS SUBJECT TO CHANGE WITHOUT NOTICE, IS NOT GUARANTEED TO BE ACCURATE, AND
MAY
NOT
CONTAIN
ALL
MATERIAL
INFORMATION
CONCERNING
THE
SECURITIES
WHICH
MAY
BE
THE
SUBJECT
OF
THE
ANALYSES.
DR.
ESHELMAN
HAS
NOT
SOUGHT
OR
OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED IN THIS PRESENTATION AS HAVING BEEN OBTAINED OR DERIVED
FROM
STATEMENTS
MADE
OR
PUBLISHED
BY
THIRD
PARTIES.
ANY
SUCH
STATEMENTS
OR
INFORMATION
SHOULD
NOT
BE
VIEWED
AS
INDICATING
THE
SUPPORT
OF
SUCH
THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.
DR. ESHELMAN MAY HAVE RELIED UPON CERTAIN QUANTITATIVE AND QUALITATIVE ASSUMPTIONS WHEN PREPARING THE ANALYSES HEREIN WHICH MAY NOT BE
ARTICULATED AS PART OF SUCH ANALYSES. THE REALIZATION OF THE ASSUMPTIONS ON WHICH SUCH ANALYSES WERE BASED IS SUBJECT TO SIGNIFICANT UNCERTAINTIES,
VARIABILITIES AND CONTINGENCIES AND MAY CHANGE MATERIALLY IN RESPONSE TO SMALL CHANGES IN THE ELEMENTS THAT COMPRISE THE ASSUMPTIONS, INCLUDING
THE
INTERACTION
OF
SUCH
ELEMENTS.
FURTHERMORE,
THE
ASSUMPTIONS
ON
WHICH
THE
ANALYSES
WERE
BASED
MAY
BE
NECESSARILY ARBITRARY, MAY BE MADE AS OF
THE DATE OF THE ANALYSES, DO NOT NECESSARILY REFLECT HISTORICAL EXPERIENCE WITH RESPECT TO SECURITIES SIMILAR TO THOSE THAT MAY BE CONTAINED IN THE
ANALYSES, AND DO NOT CONSTITUTE A PRECISE PREDICTION AS TO FUTURE EVENTS.
BECAUSE
OF
THE
UNCERTAINTIES
AND
SUBJECTIVE
JUDGMENTS
INHERENT
IN
SELECTING
THE
ASSUMPTIONS
ON
WHICH
THE
ANALYSES
WERE
BASED
AND
BECAUSE FUTURE
EVENTS AND CIRCUMSTANCES CANNOT BE PREDICTED, THE ACTUAL RESULTS REALIZED MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE ANALYSES.
NOTHING INCLUDED IN THESE ANALYSES CONSTITUTES ANY REPRESENTATION OR WARRANTY BY DR. ESHELMAN AS TO FUTURE PERFORMANCE.  NO REPRESENTATION OR
WARRANTY
IS
MADE
BY
DR.
ESHELMAN
AS
TO
THE
REASONABLENESS,
ACCURACY
OR
SUFFICIENCY
OF
THE
ASSUMPTIONS
ON
WHICH
THE
ANALYSES
WERE
BASED
OR
AS
TO ANY OTHER FINANCIAL INFORMATION THAT IS CONTAINED IN THE ANALYSES, INCLUDING THE ASSUMPTIONS ON WHICH THEY WERE BASED.
DR. ESHELMAN SHALL NOT BE LIABLE FOR EITHER (I) ANY ERRORS OR OMISSIONS MADE IN DISSEMINATING THE DATA OR ANALYSES CONTAINED HEREIN OR (II) DAMAGES
(INCIDENTAL,
CONSEQUENTIAL
OR
OTHERWISE)
WHICH
MAY
ARISE
FROM
YOUR
OR
ANY
OTHER
PARTY’S
USE
OF
THE
DATA
OR
ANALYSES
CONTAINED
HEREIN.
THE INFORMATION THAT IS CONTAINED HEREIN SHOULD NOT BE CONSTRUED AS FINANCIAL, LEGAL, INVESTMENT, TAX, OR OTHER ADVICE. YOU ULTIMATELY MUST RELY
UPON YOUR OWN EXAMINATION AND THAT OF YOUR PROFESSIONAL ADVISORS, INCLUDING LEGAL COUNSEL AND ACCOUNTANTS AS TO THE LEGAL, ECONOMIC, TAX,
REGULATORY, OR ACCOUNTING TREATMENT, SUITABILITY, AND OTHER ASPECTS OF THE ANALYSES HEREIN.
ON
NOVEMBER
18,
2015,
DR.
ESHELMAN,
JAMES
M.
DALY,
SETH
A.
RUDNICK
AND
KENNETH
B.
LEE,
JR.
(TOGETHER
WITH
DR.
ESHELMAN,
THE
"PARTICIPANTS")
FILED
A
DEFINITIVE
CONSENT
STATEMENT
AND
ACCOMPANYING
FORM
OF
CONSENT
CARD
WITH
THE
SECURITIES
AND
EXCHANGE
COMMISSION
(THE
“SEC”)
ON
SCHEDULE 14A
TO BE USED IN CONNECTION WITH THE SOLICITATION OF CONSENTS (THE “CONSENT SOLICITATION”) FROM THE STOCKHOLDERS OF PUMA BIOTECHNOLOGY, INC.
(THE
"COMPANY")
TO
INCREASE
THE
SIZE
OF
THE
COMPANY’S
BOARD
OF
DIRECTORS
FROM
FIVE
TO
NINE
MEMBERS
AND
ELECT
FOUR
NEW
DIRECTORS.
ALL
STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE CONSENT STATEMENT AND OTHER DOCUMENTS RELATED TO THE CONSENT SOLICITATION BY
THE
PARTICIPANTS
BECAUSE
THEY
CONTAIN
IMPORTANT
INFORMATION,
INCLUDING
ADDITIONAL
INFORMATION
RELATED
TO
THE
PARTICIPANTS
AND
A
DESCRIPTION
OF
THEIR
DIRECT
OR
INDIRECT
INTERESTS
BY
SECURITY
HOLDINGS.
THE
DEFINITIVE
CONSENT
STATEMENT
AND
ACCOMPANYING
CONSENT
CARD
HAVE
BEEN
FURNISHED
TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE INTERNET AT
WWW.OKAPIVOTE.COM/PUMABIOTECHNOLOGY
OR
ON
THE
SEC'S
WEBSITE
AT
HTTP://WWW.SEC.GOV/.
IN
ADDITION,
OKAPI
PARTNERS
LLC,
DR.
ESHELMAN'S
CONSENT
SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD WITHOUT CHARGE UPON REQUEST BY CALLING
(877) 869-0171 OR BY EMAILING INFO@OKAPIPARTNERS.COM.

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Feb-06-2014
May-01-2014

Fredric N. Eshelman, Pharm.D.
Founder of Eshelman
Ventures, LLC, an investment company primarily
focused on healthcare companies.
Non-Executive Chairman of The Medicines Company, a global
biopharmaceutical company focused on saving lives, alleviating suffering and contributing to the economics of healthcare by focusing on the leading acute and intensive care hospitals worldwide.
Founder and former CEO and Executive Chairman of Pharmaceutical
Product Development, Inc. (“PPDI”), a global contract pharmaceutical research organization.
Founding Chairman of Furiex
Pharmaceuticals, Inc. (“Furiex”), a company
that licensed and rapidly developed new medicines.
Former director and Senior Vice President, Development of Glaxo, Inc.,
predecessor to GlaxoSmithKline plc.
Education: Pharm.D., University of Cincinnati; B.S., UNC-Chapel Hill.
PPDI: Total Shareholder Return
Furiex: Total Shareholder Return
421%
495%

Background Of Investment

•
Between May 18, 2015 and June 4, 2015, I purchased a
total of 150,000 shares of Puma’s common stock.
•
Between October 22, 2015 and November 3, 2015, I
acquired options to purchase 150,000 shares of Puma’s
common stock.
•
As a result of these transactions, I am the beneficial
owner of 300,000 shares, representing approximately
1% of Puma’s common stock.
•
Meanwhile, over the last 2 years, current directors and
officers have collectively engaged in net aggregate
sales of stock valued at a total of approximately
$18,761,916.57.
1
1.  Source: Transactions listed in Participant Transaction Chart on page 43 of the
Preliminary Consent Revocation Statement. Calculations based on closing price for the date of sale listed.

Key Stockholders

≈

Management Team

Board of Directors

Puma Biotechnology, Inc. (NYSE:PBYI)
300.00
280.00
260.00
240.00
220.00
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
Jul-2012
Jan-2013
Jul-2013
Jan-2014
Jul-2014
Jan-2015
Jul-2015

Company Overview
Puma Biotechnology, Inc. (NYSE: PBYI) (“Puma” or the “Company”), a Delaware corporation and development stage biopharmaceutical company, focuses on the acquisition, development and commercialization of products for the treatment of various forms of cancer.

Name
% Outstanding
Adage Capital Management LP
17.5%
Fidelity Management &
Research Co.
14.9%
Alan H. Auerbach
12.5%*
The Vanguard Group, Inc.
5.5%
Capital Research &
Management Co. (Global
Investors)
5.4%
T. Rowe Price Associates, Inc.
5.3%
Grantham, Mayo, Van Otterloo
& Co. LLC
5.2%
Orbimed
Advisors LLC
3.7%
Franklin Advisers, Inc.
3.0%
Frank Zavrl
2.8%
•
Alan H. Auerbach
–
CEO
and President
•
Richard Bryce –
SVP,
Clinical Research and
Development
•
Charles R. Eyler
–
SVP,
Finance and Administration
and Treasurer
•
Alan H. Auerbach
–
Chairman
•
Jay M. Moyes
•
Adrian M.
Senderowicz
•
Troy E. Wilson
•
Frank E. Zavrl
•
Headquarters: Los Angeles, CA
•
Full-time Employees (12/31/14):
120
•
Market Cap (11/27/15): $2.426 billion
•
Closing price (11/27/15): $74.78 per share
* Excludes 2,116,250 shares exercisable pursuant to anti-dilutive warrant and options to purchase 399,999 shares exercisable within
60 days of April 17, 2015.
Sources: Capital IQ; SEC Filings; Bloomberg; NASDAQ. Amounts as of
September 30, 2015 unless otherwise indicated.  Calculation of percentage outstanding assumes 32,435,748 shares outstanding as of November 2, 2015, as reported in Form 10-Q filed on November
9, 2015.

DRUG	INDICATION	PRE-CLINICAL	I	II	III	REGISTRATION
PB272 Single agent	Adjuvant Breast Cancer					
PB272 Combination w/ Xeloda	Metastatic Breast Cancer					
PB272 Combination w/ Torisel	Metastatic Breast Cancer					
PB272 Single agent/ combination	Metastatic Breast Cancer with Brain Mets					
PB272 Combination w/ chemotherapy	Neoadjuvant Breast Cancer					
PB272 Combination w/ Paclitaxel	Metastatic Breast Cancer					
PB272 (oral) Combination and Single agent	HER2 Mutated NSCLC					
PB272 (oral) Single agent	HER2 Mutated Breast Cancer					
PB272 (oral) Single agent	HER2 Mutated Solid Tumors

Single Drug Candidate
Neratinib/PB272
(oral): treatment
of breast cancer patients, non-
small cell lung cancer patients,
and patients with HER2
mutation-
positive solid tumors.
•
Puma is scheduled to present three-year
data from the ExteNET
trial of neratinib
on
December 11, 2015 at the San Antonio
Breast Cancer Symposium (“SABCS”).
•
This data will form the basis of the
Company’s new drug application (NDA) to
be filed with the FDA in Q1’ 2016.  NDA filings
are an onerous and complicated process
that require significant expertise and
experience.
•
Previous data releases from the ExteNET
trial
have been the main driver of Puma’s stock
value.  According to Company CEO Alan H.
Auerbach, they expect widening of curve
separation (more survival effect) with three-
year data.
Company Overview

Source: SEC filings
Source: Puma website.

Why Am I Soliciting Consents?

•
Board and management practices are reducing stockholder value.
o
Stock price underperformance relative to the biotechnology industry and the Company’s closest peers over the most recent six-month and one-year periods.  Stockholders have been whipsawed in both directions by management;  we have seen significant stock volatility over the last six to nine months.
o
History of mismanaging market expectations, including making problematic statements and not meeting announced targets or milestones relating to clinical trials.
o
Stockholder unfriendly executive compensation practices.
o
Board
and
management
unresponsive
and
not
transparent
-
my
requests
for
Company
documents, including board minutes, through 220 demands under Delaware Corporate
Law, were denied after repeated requests.  Recently I had to file suit in Delaware to obtain requested stockholder information that is readily available to companies and that I am entitled to as a shareholder.
•
Nominees would add unique expertise and bring a more stockholder-friendly perspective.
o
Highly
qualified
and
experienced
slate
of
nominees
–
will
add
value
to
the
board
without
replacing current directors.
o
Improved oversight of management in executing Puma’s value proposition and in navigating assets through the regulatory process.
o
Initiatives to improve transparency for Puma’s investors.

Consent Solicitation Overview 8

Consent Solicitation Goals
•
Increase the size of Puma’s board from five to nine
directors.
•
Elect four highly qualified and experienced
directors.
•
No incumbent directors will be replaced.
•
The Nominees will each add unique expertise and
experience to ensure a successful strategy for
navigating the development and regulatory
process, and ultimately, a strategy for bringing
valuable drugs to market.

Consent Solicitation Proposals
•
Proposal 1: Repeal Amendments to the Bylaws
o
Adoption of Proposal 1 will ensure that the current board cannot (i) prevent or impair the stockholders’ ability to add the Nominees to the Board or (ii) limit the
Nominees’ ability to take actions in the best interests of the Company and its stockholders, if elected.
•
Proposal 2: Removal of Directors
o
Adoption of Proposal 2 will remove any additional directors appointed after
September 9, 2015 and prior to the effectiveness of Proposal 2, but will not remove any current directors.
•
Proposal 3: Increase the Size of the Board
o
Adoption of Proposal 3 will increase the size of Puma’s board from five to nine directors.
•
Proposal 4: Election of the Nominees
o
Adoption of Proposal 4 will elect the Nominees to serve as directors of the
Company.
o
Stockholders may consent to the election of all or some of the Nominees.

Puma Biotechnology, Inc. (NYSE:PBYI)
NYSE Arca Biotechnology Index (^BTK)
S&P 500 Index (^SPX)
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-60.00%
-70.00%
-80.00%
Dec-2014
Jan-2015
Feb-2015
Mar-2015
Apr-2015
May-2015
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015

Dramatic Stock Price Underperformance
Puma shares have significantly underperformed the S&P 500 and NYSE
Arca
Biotechnology Index.

Source: Capital IQ
Dr. Eshelman Initial
Investment
Preliminary Consent
Solicitation Filed
While the Company has performed generally in line with peers since its IPO in 2012 and outperformed last year due to early trial results and heightened expectations, since the disappointing data was released the Company has underperformed and we believe that value will continue to be destroyed if there is no change in the status quo.

350.00%
300.00%
250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
-50.00%
-100.00%
Puma Biotechnology, Inc. (NYSE:PBYI)
Clovis Oncology, Inc. (NasdaqGS:CLVS)
Seattle Genetics, Inc. (NasdaqGS:SGEN)
Medivation, Inc. (NasdaqGS:MDVN)
Ariad Pharmaceuticals Inc. (NasdaqGS:ARIA)
bluebird bio, Inc. (NasdaqGS:BLUE)
Sharp fall in Clovis stock due to prematurely announcing drug responses which, subsequently, were not confirmed.
Preliminary Consent Statement Filed
Dr. Eshelman Initial Investment
Dec-2014
Jan-2015
Feb-2015
Mar-2015
Apr-2015
May-2015
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015

Dramatic Stock Price Underperformance Puma has also significantly underperformed its closest peer companies. 12 Source: Capital IQ

History of Problematic Statements:
Background
ExteNET Trial Description
•
Started by Pfizer Inc. in April 2009.
•
Enrolled 2,821 patients in 41 countries.
•
Double-blind, placebo-controlled, Phase III trial of neratinib vs. placebo after adjuvant treatment with trastuzumab (“Herceptin”) in women with early stage HER2+ breast cancer.
•
After one year of adjuvant treatment with Herceptin, patients were randomized 1:1 to receive extended adjuvant therapy with neratinib or placebo for one year.
•
Patients were then followed for recurrent disease, ductal carcinoma in situ or death for a period of two years after randomization into ExteNET, or three years since the initial start of Herceptin.
Primary Trial in Support of Q1’16
NDA

ExteNET Results Presented to Date
•
Two-year disease free survival (“DFS”) 93.9% neratinib, 91.6%
placebo.
•
In approximately 60.0% of patients for whom there was a
centrally-confirmed HER2 result available, the numbers were
94.7% and 90.6% respectively.
•
In centrally-confirmed HER2+ patients with hormone receptor
positive disease (HR+) the results were approximately 97.0%
and 88.4% respectively.
•
Grade 3 or higher diarrhea 39.9% of neratinib treated
patients (no loparemide prophylaxis).
History of Problematic Statements:
Background
Absolute DFS difference: 2.3% at 2 years.

We continue to expect the
Extenet data in Chicago to
show the 3+% difference
between the two arms… We
see a low probability of any
negative data surprises…”
-
RBC Capital Markets, May
11 2015
History of Problematic Statements:
Optimistic Statements by Puma

“The results of the trial
demonstrated that
treatment with
neratinib resulted in a
33% improvement in
disease free survival
versus placebo.”
–
Puma Press Release,
July 22, 2014
“We saw a 33%
improvement in invasive
disease-free survival.”
-
Puma Conference call,
May 7, 2015
“Most importantly, a number of those
subgroups are extremely differentiating
from the other HER2 agents that are
commercially available.”
“So, I think there is certainly the
opportunity for the drug to be used in all
patients directly after treatment in year
one with Herceptin.”
–Puma Conference Call, July 22, 2014
Beginning on July 22, 2014, and continuing until as late as May 7, 2015, Puma claimed that the ExteNET data would show that neratinib significantly improves results in breast cancer patients over a placebo.
We spoke to Puma about the
upcoming abstracts… In addition
to what is already known, the
abstract from the ph3 ExteNET trial
will include the actual 2yr DFS
values, and key subset analyses
that will show neratinib forms well in
populations typically challenging
for Perjeta and Kadcyla.
-
UBS, May 4, 2015
“We see upside potential at ASCO, where
we think ExteNET data will show well.”
-
UBS, May 5 2015
Given prior comments from PBYI,
investors had expectation of at least a
3% absolute benefit, and perhaps a
benefit as high as 4-5%.
-
Cowen and Company, May 13, 2015
Analysts’ high expectations followed:

“Most investors and oncologists had approximated the minimum delta between the two arms to be about 3% in order to achieve meaningful clinical significance. On its face, the 2.3% IDFS difference falls below expectations… it is not surprising why the stock is down 25%...”
RBC Capital Markets, May 14, 2015
History of Problematic Statements:
Clinical Trial Data Inconsistent With Expectations

“[T]he absolute magnitude of difference in DFS was ‘trivial.’ Neratanib’s use is likely to be limited to a small subset…”
-Cowen and Company, May 21, 2015
Between May 13, 2015 and June 1, 2015, Puma released additional ExteNET data, which was presented at the American Society of Clinical Onocology (“ASCO”) annual meeting.
The newly released ExteNET data did not meet analyst’s high expectations.
“[T]he point estimate at the 2yr landmark is below the 3pp delta set by investors… One can debate the expectation management… We recognize anger about expectations coming in.”
UBS, May 13, 2015

Puma Biotechnology, Inc. (NYSE:PBYI)
220.00
210.00
200.00
190.00
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
80.00
70.00
60.00
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015

While the Company continued to tout the success of the ExteNET Trial at the June
2015 ASCO meeting, significant portions of the analyst, investor, and medical communities saw the data and clearly disagreed.  Puma’s stock price plummeted.
“[W]e view the sell off as
more of a reaction to falling
short of misguided
expectations rather than a
fatal flaw in neratinib’s clinical
profile.
The absolute
treatment benefit over
placebo (2.3%) was materially
below where management
had implied when topline
data were first released in July
2014.”
-J.P. Morgan, August 27, 2015
ASCO
Presentation
History of Problematic Statements:
Clinical Trial Data Inconsistent With Expectations
We believe that the market reacted primarily to results that did not meet management-driven expectations for the data that were not realized when detailed data was released; however, there is still potential for significant value in developing neratinib.

Puma Biotechnology, Inc. (NYSE:PBYI)
240.00
235.00
230.00
225.00
220.00
215.00
210.00
205.00
200.00
195.00
Nov-17-2014
Nov-24-2014
Dec-01-2014

History of Problematic Statements:
Regulatory Plan and Cancer Indication

Source: Capital IQ
“Yes, we are still planning to file the NDA for
the ExteNET Study in the first half of 2015.”
-
Alan Auerbach, Conference Call,
November 13, 2014
“Since the Company’s initial NDA filing will now be for the extended adjuvant HER2-positive early stage breast cancer indication… Puma intends to delay its proposed timeline for filing the NDA until the first quarter of 2016.”
-
Puma Press Release,
December 2, 2014
Management has a history of mismanaging market expectations.
•
For example, Puma stated on several occasions, including as late as November 13, 2014, that it would file a new drug application (“NDA”) for neratinib during the first quarter of 2015.
•
Less than three weeks later, on December 2, 2014, Puma pushed the projected date of its NDA filing to the first quarter of 2016.
12%
Decline
•
Puma may claim that the delay was due to
the FDA’s requirement that the Company
file carcinogenicity data, and that it had
no control.
•
But we believe that the company should
have known that this data would be
required because filing for a long-term
indication always requires this data.
•
We believe that Puma mismanaged the
regulatory process.

History of Problematic Statements:
Other Trials

The Company held a conference call on December 23, 2013 to discuss HER2 mutation trials.
•
We have tried to locate the transcript but have been unable to do so.
As far as we can tell, the transcript seems to be missing and unavailable.
However, according to reports written by at least two analysts about the call:
•
With respect to the refractory NSCLC trial, Mr. Auerbach stated that response rates in both arms of the trial were in the 40-49% range.
•
Data released on September 9, 2014 was not consistent with the earlier statement (N=27).
NERAT
NERAT + TORISEL
Partial Response
0
3 (21%)
Stable Disease
7 (54%)
11 (79%)
Clinical benefit
4 (31%)
9 (64%)

History of Problematic Statements:
Public Disclosures & Drug Development Process

Clinical Trials
•
Diarrhea problem evident in early PFE data—why no protocol amendments for loparemide prophylaxis?
•
Equivocating on the extent of data to be presented in December 2015 on ExteNET and other trials.
Public Filings
•
In its S-1/A filed on October 17, 2012, the Company outlined its business strategy:
S-1/A Strategy
Current
Status
An Investigational
New Drug Application
(“IND”)
would
be filed for the IV form of neratinib in 2013.
The Company has not filed an IND for the IV form of
neratinib.
The Company would in-license additional compounds.
The Company has not licensed any additional
compounds.
ExteNET
trial would be wound down.
Important data
from the ExteNET
trial
has not yet been
released.
Compound PB357
would be evaluated for further
development in 2013.
2013 10-K: “We are evaluating PB357
and considering
options relative to its development in 2013.”
2014 10-K: “We are evaluating PB357
and considering
options relative to its development in 2014.”
2015 10-K: “We are evaluating PB357
and considering
options relative to its development in 2015.”

M&A
Speculation

There
has
been
speculation
regarding
M&A
for
quite
some
time.
Analysts
have
also
commented:
Cowen 5/5/15:
“..[F]uture
stock performance appears increasingly dependent on M&A, an outcome we have little visibility on.”
“Puma management has acknowledged that a sale of the company may be the optimal way
to
maximize
shareholder
value
and
allow
neratinib
to
realize
its
full
potential…In
our
view, Puma is likely to generate significant acquisition interest...”
“[O]ur
optimism
for
an
M&A
exit
is
somewhat
tempered
by
the
fact
that
[Puma]
has
been
investigating a potential sale for several months...”
UBS 5/4/15:
“We reiterate our Buy rating and see Puma as a prime acquisition candidate.”
Interestingly,
right
around
the
early
May
timeframe,
the
SVP
of
BD
left
the
Company.
UBS 5/20/15:
“Will
Puma
be
acquired
We have felt that there isn’t a rush to acquire until the calendar flips to 2016 so that it’s dilutive only for one year and carc/filing is de-risked.
That said, one reason to move sooner
rather
than
later
is
to
execute
on
the
long-duration
trials
to
max
out
the
tail
potential.
CVRs
may be acceptable to reflect upside sales optionality.”

Stockholder Discontent

“Auerbach and Eyler received nearly $22.3 million in salary and incentive-based annual compensation in 2014 alone, all materially enhanced as a result of deceiving the investing public...”
-Stockholder Consolidated Complaint, October  16, 2015
•
A stockholder class action complaint was filed on June 3, 2015 in the U.S. District
Court for the Central District of California against Puma, Alan Auerbach and
Charles Eyler.
•
In the complaint, the stockholder plaintiffs alleged violations of federal securities laws, including claims under Sections 10(b) and 20(a) of the Exchange Act, stemming from Defendants’ allegedly problematic statements and failure to disclose material adverse facts regarding the results of the ExteNET trial and the efficacy of neratinib.
•
The plaintiffs allege that the defendants, including Auerbach and Eyler, “engaged in a scheme to deceive investors and the market and a course of conduct that artificially inflated the price of Puma stock and operated as a fraud or deceit on
Class Period purchasers of Puma stock by misrepresenting and omitting material information about neratinib…”
•
The outcome of the stockholder litigation is currently pending.
The Company’s problematic statements have already led some
stockholders to take legal action.

Puma Biotechnology, Inc. (NYSE:PBYI)
280.00
260.00
240.00
220.00
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
Apr-2014
Jul-2014
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015

History of Problematic Statements:
Impact On Puma’s Stock Price
•
July 22, 2014 closing price: $59.03.  Following market close the Company issued a press release and held a conference call announcing two-year results from the ExteNET trial.
•
July 23, 2014 closing price: $233.43.
•
Stock reached its historical high of $270.83 per share on September 12, 2014.

“Puma Biotechnology Inc. soared after the company yesterday reported positive trial results for its breast cancer drug… Puma shares almost quadrupled…”
-Bloomberg, July 23, 2014
Source: Capital IQ
Jul. 22 Release of
Positive ExteNET
Results
Jul. 23 closing
price-
$233.43
Sept. 12
All-time
High
June 1 ASCO
Presentation

History of Problematic Statements:
Soaring Stock Price & Effect On Executive Compensation
Chairman, President and CEO Alan Auerbach and SVP Finance and Administration and
Treasurer Charles Eyler were each rewarded with generous cash and stock bonuses for
2014.

In its Proxy statement, filed in April 2015, the Company justified its 2014 executive compensation program on the following factors:
•
Price of the common stock increased approximately 1,302% between the
Company’s initial OTC listing in April 2012 and the end of its 2014 fiscal year.
•
Price of the common stock increased approximately 83% during the
Company’s 2014 fiscal year.
•
Positive ExteNET results announced by the Company in July 2014.
Eyler:
•
$117,610 cash bonus
•
31,500 shares
•
Total Value: $4,499,559
Auerbach:
•
$300,000 cash bonus
•
Options to purchase150,000
shares
•
Total Value: $17,797,606
Sources: SEC Filings.

Stockholder Unfriendly
Executive Compensation
The Company’s overall executive compensation program is excessive, is not aligned with shareholder interests, and does not reflect best practices.
Puma’s executive and director compensation levels are excessive.
•
Alan Auerbach’s total annual compensation for 2014 was almost 8x the ISS peer group median and included an outsized equity award equal to more than 26x his base salary.
•
Puma’s outside directors each received compensation in excess of $1.175 million for 2014.
Failure to implement formula-based incentive plans with objective metrics and goals.
•
Puma has a discretionary executive cash bonus program and does not use any performance-vesting equity awards for its executives.
•
Both ISS and Glass Lewis have identified Puma’s executive compensation program as not being linked to performance and concerns with the structure of long-term incentive pay.

Stockholder Unfriendly
Executive Compensation
Executive compensation practices that are not consistent with best practices and investor expectations.
•
Puma only provides its stockholders with an opportunity to vote on its executive compensation program once every three years (triennial say-on-pay).  In 2014, only 15.4%
of Russell 3000 companies provided triennial votes.
1
•
Puma discloses no clawback, anti-hedging or anti-pledging policies.
•
CEO Auerbach has 280G gross-up protection.
Puma’s equity incentive plan is dilutive and expensive.
•
More than 1/3 of Puma’s stockholders voted against the 2015 and 2014 equity plan proposals to approve additional shares to increase plan capacity.
•
According to Glass Lewis, the total potential dilution from the plan is 31.97%, while peer average total dilution is 20.41% and the peer median is 18.67%, and the three-year burn rate is more than 2x the peer median rate (5.64% v. 2.80%).  ISS calculated the one-year
2014 burn rate at 6.62%.
•
Glass Lewis calculated the projected annual cost of the plan per employee at more than
22x the peer average, with an annual per employee cost of over $2.5 million.
1. Source: Towers Watson.

Puma’s compensation practices reflect a board that is not responsive to shareholder concerns.

Failure to Respond to 220 Demand
Puma’s current board and management are not sufficiently committed to transparent disclosure or responsive to legitimate stockholder concerns.
•
In July 2015, I exercised my right as a stockholder under DGCL Section 220 to request copies of the Company’s board minutes.
o
My request was narrowly tailored for the purpose of enabling me to analyze and value my ownership stake.
o
The Company engaged in a pattern of delays and requested additional time to respond.
o
Eventually, the Company claimed that it is under no obligation to comply based on its belief that I did not have a legal basis for the request.
o
I strongly disagree with their position and I provided a valid purpose for the requested materials.
•
On October 29, 2015 and concurrent with the launch of this consent solicitation, I delivered a second request to inspect the Company’s stockholder lists pursuant to DGCL Section 220.
o
Initially, the Company provided limited information purportedly in satisfaction of the request, and only committed to provide all of the legally required documents after I filed suit in the Delaware Courts.

The Company’s response reflect the board’s lack of
transparency and an unwillingness to respond to the
legitimate concerns of stockholders.

Value Proposition

Value Proposition
Puma shares still offer investors a value proposition.
•
ExteNET Trial results:  Supposed to present three-year (and hopefully four-year) data in
December 2015.  According to Company CEO they expect widening of curve separation
(more survival effect) with three-four-year data.  Drugs previously approved in adjuvant setting with 2-3% separation according to management. UBS analyst rates as good chance. Basis for Q1 ’16 NDA.
•
Carcinogenecity studies required by FDA:  Late-2015 data expected to support Q1 ’16
NDA.  Previous in vitro studies (ag genotox, Ames, etc.) were negative.
•
Diarrhea:  40% Grade 3 in ExteNET trial without loperamide.  Historically 30-40% in other trials;  some evidence of 0-17% with high dose loparemide prophylaxis for one-two weeks.
Specific trial data due to be released December 2015.
•
NDA:  Submission for Q1 ’16 “or sooner” for extended adjuvant indication.
•
Topline NSABP FB7 study results in press release December 2015 (neoadjuvant). Previous neoadjuvant trial I-SPY-2.
•
HER2 mutated breast cancer results to be released December 2015.
•
Analyst expectations for ExteNET (e.g., restricted population, etc) and valuation;
valuations of other potential claims/timing such as mutated HER2 BC, metastatic HER2+
BC, Neoadjuvant BC, NSCLC/other tumors from “basket” study; prevention of brain mets.

Puma needs enhanced boardroom dynamics to ensure assets are fully understood and valued by investors.

Potential Downside That
Needs to Be Addressed
•
Questions about the approvability of neratinib for extended
adjuvant:
o
Clinical effect not large in light of high incidence of diarrhea.
o
Protocol modified several times.
o
40% diarrhea in treatment group raises issue of ascertainment bias.
o
Only 61% of neratinib treated patients actually received the full year treatment
(effect
on
followup
).
•
Even if neratinib looks more effective in subgroup analysis (e.g.
ER+), would likely require a separate trial for a label indication.
•
Other indications (mBC, neoadjuvant, etc.) may not present
large commercial opportunities according to analysts.
•
MDs may not prescribe neratinib and there may be better
alternatives.

Our Plan to Improve Transparency
The Nominees will work with management to improve transparency and manage street and investor expectations, specifically by providing greater clarity with respect to the following issues:
•
Assure full disclosure of ExteNET data (safety/efficacy, primary and subgroup analyses), three and four year in
December, 2015.
•
Confirm Q1 ’16 NDA for extended adjuvant and possible neoadjuvant indication.
•
Address carcinogenicity data if problematic.
•
Events triggering payments of $187 million milestones due to PFE; cash flow to support R&D going forward, and potential needs for additional financing.
•
Regulatory and other plans in place for either positive or negative ExteNET results, other claims, etc.
•
Correct any previous problematic statements and improve expectations provided by management going forward.
•
Make management (as appropriate) other than CEO available on conference calls, meetings, etc.
•
Give complete outline of ongoing/planned studies, with firm reporting times.
•
Give complete report of all trial results (or topline at least) ready but heretofore unreleased (Pfizer and
Puma).
•
Show how all of the above line up with commercial expectations and valuations for various indications.
•
Update on Perjeta and other competitive threats.
•
PR with oncology community in order to promote better understanding of drug effects and prevention/management of side effects.
•
Disclose firm, detailed business plan and value enhancing strategy.

In this uncertain environment, transparency is especially important for investors.  Unfortunately, Puma has lacked transparency in the past.
We
seek to increase transparency and achieve full value for stockholders.

Business Initiatives Nominees Plan to Pursue
The Nominees have outlined a set of business initiatives that address the following areas that they have identified as critical to their oversight function and a value-maximizing strategy:

•
While it is difficult to know precisely what actions should be taken without full data access, it is quite clear that an overall comprehensive plan must be adopted and executed expeditiously.
•
Unfortunately, the current board has not been fully transparent, and has not engaged in public discussion of important issues including: integrating/launching commercial planning, manufacturing/finishing launch stocks of drug, looking at cash flow to support this activity.
•
The current board has given no indication that such comprehensive planning/implementation has been done.
The Nominees are committed to helping Puma develop a comprehensive plan.
1.
Regulatory, Clinical and R&D Plan
2.
Commercial/Competitive Situation, Label Indications and Valuations, Marketing and Sales Plan Preparatory
Activities
3.
Manufacturing Considerations
4.
Finance and Business Development
5.
Investor Relations and Corporate Communications
6.
Governance, Management Evaluation, Board Self-Study

Minority Slate of Highly Qualified Nominees 33

Highly Qualified Slate of Nominees
The Nominees have the experience and expertise to help guide Puma down the complicated path to a successful launch of neratinib:

Dr. Eshelman invested in Puma, undertook this consent solicitation, and assembled an outstanding nominee slate because he believes in the opportunity neratinib presents and is committed to bringing this valuable drug to the market, with the ultimate goal of improving cancer care for patients.
•
Highly qualified with excellent, relevant track records and significant experience, comparing favorably with current directors.
•
Proven commitment to enhancing stockholder value and to patient care.
•
Addition of four new directors brings breadth and depth to the current board of directors.
•
No incumbent directors will be removed.
•
Each of the Nominees is independent of Dr. Eshelman and will fulfill their fiduciary duties to act in the best interest of all Company stockholders.

Optimal Board Size: Nine is Fine
Of 31 peer companies identified by either ISS, Capital IQ, or
Bloomberg:
•
Seven peers have boards with 9 directors.
•
Notably, CEO Alan Auerbach sits on the board of Radius
Health
Inc., which has 9 members.
Radius Health’s market
cap and product pipeline are similar to Puma’s.
•
13 peer boards have nine or more members.
•
NONE
of Puma’s peers has a board with fewer than 6
members.

ISS: “A board of between nine and 12
members is considered ideal.”
Glass Lewis: “[F]ive directors is almost
always a minimum
for an effective and
properly functioning board.” (2015 Puma
Biotechnology Proxy Paper)
Council of Institutional Investors
Corporate Governance Policies: “[A]
board should have no fewer than five
and no more than 15 members.”
Puma’s current board would have you believe that a five member board “is appropriate for effectively governing the Company” and that the board’s current size “provides for efficient decision-making.”
Puma’s
claims
contradict
best
practices
and
industry
norms:
Best Practices
Industry Norms
Numerous
companies,
including
Fortune
500
companies,
have
boards
with
nine
directors:
United
Natural
Foods
Inc., Windstream Holdings, Inc., Dr. Pepper Snapple Group, Inc., Lennar Corporation, Laboratory Corp of America Holdings, Cliffs Natural Resources, PulteGroup
Inc, Graybar Electric Company Inc. Wynn Resorts, Limited, St. Jude Medical, Inc., Asbury Automotive Group, Big Lots, Inc., Tractor Supply Company, Insight
Enterprises Inc., Quintiles Transnational Holdings Inc., Joy Global Inc., Lorillard, Inc., Sanmina, First American Financial Corporation, Avery Dennison Corporation,
Allergan Inc., Omnicare Inc., Dick’s Sporting Goods, NCR Corporation, Waste Management, Inc., PPG Industries Inc., Marathon Oil Corporation, Casey’s General
Stores, Inc., Agilent Technologies Inc., Symantec Corporation, HollyFrontier Corporation, PBF Energy Inc., Kohl’s Corporation, AbbVie Inc, Vertex Pharmaceuticals
Incorporated, Clovis Oncology, Inc., Tesoro Corporation, ARIAD Pharmaceuticals, Inc., Dynavax Technologies Corporation, Lexicon Pharmaceuticals,  Inc.,
Seattle Genetics, Inc., Tesaro, Inc., World Fuel Services Corporation, INTL FCStone Inc., Best Buy Co. Inc, Reliance Steel & Aluminum Co., Stryker Corporation,
Cognizant Technology Solutions, Ball Corporation, Broadcom Corporation, CenterPoint Energy, Franklin Resources, Inc., Oaktree
Capital Group LLC, Jarden
Corporation, Mohawk Industries, Inc., UGI Corporation,  The Pantry, Inc., Tyson Foods Inc., Jabil Circuit, Inc., AutoNation Inc., Lear Corporation, Automatic Data
Processing Inc., Liberty Interactive Corporation, Ameriprise Financial, Inc., Centene Corporation, Huntsman Corporation, Devon Energy Corporation, Publix Super
Markets, Inc., Tech Data Corporation, RiteAid
Corporation, National Oilwell
Varco, Inc.,  Xerox Corporation, Arrow Electronics,  Gentherm
Inc., Cree,
Inc, Belden Inc., Eastgroup Properties Inc., La-Z-Boy Inc.,
Amphenol Corporation, CVR Energy Corp, International Bancshares Corp. 1-800-Flowers.com Inc.

Current Board’s Lack Of Experience
Puma claims that the current board members “posses a well diversified range of experience” and the current board “has the experience necessary to guide the
Company through the next stages of its development.”
•
The current board has limited public company corporate governance and oversight experience:
o
The current board has collectively only served on 6 public boards other than Puma.
•
Of
these
companies,
the
five
that
remain
public
have
a
current
combined
market
cap
of
$3.21B
1
,
only
slightly larger than Puma itself, of which Radius Health, Inc. accounts for $2.63 B. Their average market cap was only $642.9M.
•
Only one of the other public companies is involved in cancer treatment.
•
Mr. Wilson serves on the board of Zosano, Inc. which since becoming public in 2015 is down approximately 75%.
•
The stock price of Radius Health, Inc., where Mr. Auerbach is a director, fell 11% after the company delayed an NDA filing for “work health balance,” and was down 23% from its peak in July 2015.
In fact, the Nominees are far more experienced than the current board:
•
The
four
Nominees
have
served
on
at
least
20
public
company
boards
–
more
than
3x
the
five
current board members.
•
The four Nominees have served as Chairman or Lead Director on at least 10 public and private company boards –
10x
the five current board members.
•
The four Nominees have at least 110 years of combined relevant industry experience in the pharmaceutical
and
biotechnology
industry
as
officers
and
directors
–
nearly
double
the
five
current board members’ purported 60 years of experience.

1.  All calculations as of November 24, 2015.

Nominee Experience

Puma claims that the Nominees “provide no additional experience or expertise.”
In fact, the Nominees will add extensive expertise that the current board lacks:
Drug Development and Regulatory
Current
Board
Nominees
Auerbach’s experience
at Cougar was limited to
an in-licensed drug -
early development was
completed by PFE;
Cougar was sold before
any NDA filing.
Three Nominees have extensive development experience:
•
Dr. Seth A. Rudnick was responsible for the development and approval of two significant biologicals -
alpha interferon and erythopoietin, at Schering Plough/Biogen and Johnson & Johnson, respectively.
•
Dr. Eshelman has supervised drug development and approvals in many therapeutic areas.
•
Mr.
James M. Daly worked closely on clinical development, regulatory, and oncology pipeline strategy at both Amgen Inc. and Incyte Corporation.
M&A
Current
Board
Nominees
No one on the current
board has M&A
experience other than
Auerbach, who was
involved in the sale of
Cougar for $1.1B.
Three Nominees have played key roles in large strategic transactions:
•
Dr. Eshelman’s previous companies combined have sold for approximately $5 billion-
more than 5x
the
value of Auerbach’s previous transaction that Puma touted in its Revocation Statement.
•
Mr. Kenneth B. Lee, Jr. served as a director for three companies that were sold in transactions with a combined value of approximately $7.8B, and served on the Transaction Committee and Audit
Committee of Pozen Inc. during its acquisition of Tribute Pharmaceuticals Canada Inc.
o
Lee also founded the Center for Strategic Transactions at Ernst & Young LLP.
•
Mr. Daly played a key role in Amgen’s acquisitions of Micromet and BioVex, both oncology products.
Oncology
Current
Board
Nominees
No current board
members have an
advanced oncology
background.
All Nominees have significant oncology experience:
•
Dr. Rudnick is a medical oncologist and completed an oncology fellowship at Yale University.
•
Daly served as head of Amgen’s oncology business. He oversaw the successful launches of five oncology products and played a key role in two oncology product acquisitions.
•
Dr.
Eshelman
has
served
on
the
boards
of
numerous
companies
that
developed
oncology
products.
•
Mr.
Lee
served
on
the
board
of
an
oncology
company,
OSI
Pharmaceuticals,
Inc.,
that
had
a
marketed
product
and
was
acquired
by
Astellas
Pharma,
Inc.

Nominee Experience

Investment
Current
Board
Nominees
Only one current board
member has significant
investment experience.
Three
Nominees have significant investment experience focused on breakthrough and early stage companies, at funds with a venture capital model.
•
Dr. Eshelman:  Founder of Eshelman Ventures LLC., a fund managing investments in numerous healthcare companies.
•
Dr.
Rudnick:
15
years
of
investment
experience.
Venture
Partner
at
Canaan
Partners,
led
investments in several breakthrough companies, including CombinatoRX, Esperion, Genaiisance
Pharmaceuticals and Pozen.
•
Mr.
Lee:
General
Partner
of
Hatteras
BioCapital
Fund.,
L.P.,
where
he
managed
portfolios
valued
at over
$200M.
Accounting
Current
Board
Nominees
No current board
members have
accounting experience
except for Jay M.
Moyes, who spent 12
years at KPMG LLP.
Mr. Lee spent 28 years at Ernst & Young LLP.
•
Titles included: Managing Director of Health Sciences Investment Banking Group & Co-Chairman
of International Life Sciences Practice.
•
Strong understanding of GAP and GAAP as applied to life sciences.
•
Unique experience structuring transactions at ALZA Corporation.
Marketing
Current
Board
Nominees
No current board
members have
significant marketing
experience.
Mr. Daly was responsible for marketing in his role as Chief Commercial Officer at Incyte and during his time at Amgen, where he served as SVP North America Commercial Operations and SVP Global
Marketing and Commercial Development.
•
During
Daly’s
tenure
at
Incyte,
annual
oncology
sales
increased
from
$130M
to
$600M
per
year,
and during his tenure
as head of the oncology business at Amgen sales increased from $1B to
$4B.

CAREER HIGHLIGHTS
Age: 66
Founder of Eshelman Ventures, LLC, an investment company primarily focused on healthcare companies.
Non-Executive Chairman of The Medicines Company, a global biopharmaceutical company focused on saving lives, alleviating suffering and contributing to the economics of healthcare by focusing on the leading acute and intensive care hospitals worldwide
Founded and served as CEO and Executive Chairman of Pharmaceutical Product
Development, Inc.,
a global contract pharmaceutical research organization. In 2008,
PPD was selected by Forbes for its Platinum 400 list of the best big companies in
America and as best-managed company in health care equipment and services.
PPD was sold to a private equity consortium for $3.9 billion in December 2011.
Served as Founding Chairman and largest shareholder of Furiex Pharmaceuticals,
Inc., which licensed and rapidly developed new medicines.
Furiex was separated
from PPD in a tax-free spin-off in June 2010 and sold to Forest Labs/Actavis for $1.1 billion in July 2014.
Served as Senior Vice President, Development of Glaxo, Inc., predecessor to
GlaxoSmithKline plc, as well as in various management positions with Beecham
Laboratories and Boehringer Mannheim Pharmaceuticals.
Served on the executive committee of the Medical Foundation of North Carolina and the Board of Trustees for UNC-Wilmington. In 2011, Dr. Eshelman was appointed by the
North Carolina General Assembly to serve on the Board of Governors for the state's multi-campus university system as well as the North Carolina Biotechnology Center. In addition, he chairs the board of visitors for the School of Pharmacy at UNC-Chapel
Hill, which was named the UNC Eshelman School of Pharmacy in recognition of his many contributions to the school and the profession.
Awards received by Dr. Eshelman include the Davie and Distinguished Service
Awards from UNC and Outstanding Alumnus from both the UNC and University of
Cincinnati schools of pharmacy, as well as the North Carolina Entrepreneur Hall of
Fame Award.
FREDRIC N. ESHELMAN, PHARM.D.

NOMINEE
EDUCATION
Received
Pharm.D.
from
the
University
of
Cincinnati,
and
completed
a
residency
at
Cincinnati
General
Hospital
and
a
B.S.
in
pharmacy
from
UNC-
Chapel
Hill.
Dr.
Eshelman
is
a
graduate
of
the
Owner/President
Management
program
at
Harvard
Business
School.

CAREER HIGHLIGHTS
Age:
53
Mr.
Daly
served
as
Executive
Vice
President
and
Chief
Commercial
Officer
at
Incyte
Corporation,
a
biopharmaceutical
company,
from
October
2012
until
June
2015.
Mr.
Daly
has
served
as
one
of
Chimerix
Inc’s
directors
since
2014.
Prior
to
joining
Incyte,
Mr.
Daly
served
as
Senior
Vice
President
of
North
America
Commercial
Operations
and
Global
Marketing/Commercial
Development
at
Amgen
Inc.,
a
global
pharmaceutical
company,
where
he
was
employed
from
January
2002
to
December
2011.
Prior
to
his
employment
with
Amgen,
Mr.
Daly
was
Senior
Vice
President
and
General
Manager
of
the
Respiratory/Anti-infective
business
unit
at
GlaxoSmithKline,
where
he
was
employed
from
June
1985
to
December
2001.
JAMES M. DALY

NOMINEE
EDUCATION
Received
a
B.S.
and
an
M.B.A.
degree
from
the
University
of
Buffalo,
The
State
University
of
New
York.

CAREER HIGHLIGHTS
Age: 66
Dr. Seth Rudnick has been venture partner and previously general partner at Canaan Partners, a venture capital firm, since 1998, from which he is now retired.
Formerly, Dr. Rudnick was the Chief Executive Officer and Chairman of
CytoTherapeutics Inc., a company developing stem cell-based
therapies. He helped found and served as the Head of Research and
Development for Ortho Biotech, a division of Johnson & Johnson focusing on cancer and chronic illnesses.
Dr. Rudnick currently serves on the boards of directors of the following privately held biotechnology companies: Envisia Therapeutics, LQ3
Therapeutics, Meryx Pharmaceuticals, for which he serves as Chairman,
Liquidia Technologies, Inc., for which he serves as Chairman, and G1
Therapeutics, for which he serves as Executive Chairman.
Dr. Rudnick also served on the board of Square 1, a public company until its October 2015 acquisition by Pacific Western Bank.  Currently Dr.
Rudnick
is a Clinical Adjunct Professor of Medicine at University of North
Carolina, Chapel Hill.
SETH A. RUDNICK, M.D.

NOMINEE
EDUCATION
Received
M.D.
from
the
University
of
Virginia.
Completed
a
residency
at
Washington
University
Barnes
Hospital
and
a
fellowship
in
medical
oncology
at
Yale
University.
Holds
a
B.A.
in
history
from
the
University
of
Pennsylvania.

CAREER HIGHLIGHTS
Age: 67
Managing member of Hatteras BioCapital, LLC
and the general
partner of Hatteras BioCapital Fund, L.P., a venture capital fund focusing on life sciences companies.
Mr. Lee most recently served as managing director of the firm’s
Health Sciences Corporate Finance Group.
Currently, Mr. Lee serves on the boards of directors of the following publicly held biotechnology companies:  Biocryst Pharmaceuticals,
Inc.
and
Pozen Inc., for which he serves as Lead Director, Chairman
of the compensation committee and as a member of the audit
committee.
Mr. Lee also serves on the boards of directors of two private companies,
Clinverse, Inc., and Clinipace Worldwide Inc., for which
he serves as Chairman, and is a co-founder of the National
Conference on Biotechnology Venture.
Between 2002 and 2013, Mr. Lee served on the Boards of several public companies: Maxygen, Inc.; OSI Pharmaceuticals, Inc.; CV
Therapeutics, Inc.; Abgenix, Inc. and Inspire Pharmaceuticals, Inc.
Mr. Lee was formerly national director of the life science practice at
Ernst and Young LLP, where he advised biotechnology and
pharmaceutical companies throughout the world on a wide range of financial and strategic planning issues.
KENNETH B. LEE, JR.

NOMINEE
EDUCATION
Received
a
B.A.
in
from
Lenoir-Rhyne
College
and
an
M.B.A.
from
the
University
of
North
Carolina
at
Chapel
Hill.

Contact

Legal Inquiries:
Cadwalader, Wickersham & Taft LLP
Richard Brand
(212) 504-5757
richard.brand@cwt.com
Investor Inquiries:
Okapi Partners LLC
Bruce Goldfarb/ Pat McHugh/ Lydia Mulyk
(212) 297-0720 or (877) 869-0171
info@okapipartners.com
Media Inquiries:
Finsbury
Kal
Goldberg/ Chuck Nathan / Chris Ryall
(646) 805-2000
kal.goldberg@finsbury.com
charles.nathan@finsbury.com
chris.ryall@finsbury.com